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                      SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                          ----------------------


                                 FORM 8-K


                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE


                SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


     Date of Report (Date of Earliest Event Reported): December 21, 1995



                            NATIONSBANK CORPORATION
     -------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)




            North Carolina          1-6523             56-0906609
      ------------------------   ------------     -------------------
      (State of Incorporation)   (Commission      (IRS Employer
                                 File Number)     Identification No.)




        NationsBank Corporate Center, Charlotte, North Carolina 28255
    ------------------------------------------------------------------
    (Address of Principal Executive Offices)                (Zip Code)




                               (704) 386-5000
    ------------------------------------------------------------------
          (Registrant's Telephone Number, including Area Code)




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ITEM 5.  OTHER EVENTS.


Release of Fiscal Year Earnings. On January 16, 1996, the Registrant announced financial results for the fiscal year ended December 31, 1995, reporting net income of $1.95 billion and earnings per common share of $7.13. A copy of the press release announcing the results of the Registrant's fiscal year ended December 31, 1995 is included as Exhibit 99.1 hereto.

Recent Acquisitions. On December 21, 1995, the Registrant completed the acquisition of North Florida Bank Corporation
("NFBC"). As of September 30, 1995, NFBC had assets of approximately $52 million and deposits of approximately $47 million. The Registrant exchanged 0.7797 shares of its common stock for each outstanding share of NFBC common stock. As a result, the Registrant issued an aggregate of approximately 103,000 shares of its common stock in the NFBC acquisition.

On January 9, 1996, the Registrant completed the acquisition of Bank South Corporation ("BKSO"). As of September 30, 1995, BKSO had assets of approximately $7.7 billion and deposits of approximately $5 billion. The Registrant exchanged 0.44 shares of its common stock for each outstanding share of BKSO common stock. As a result, the Registrant issued an aggregate of approximately 26 million shares of its common stock in this acquisition. A copy of the press release announcing the consummation of this acquisition is included as Exhibit 99.2 hereto.

On January 10, 1996, the Registrant completed the acquisition of CSF Holdings, Inc. ("CSF"). As of September 30, 1995, CSF had assets of approximately $4.8 billion and deposits of approximately $3.7 billion. The purchase price approximated $516 million, payable in cash.

On January 31, 1996, the Registrant completed the acquisition of Sun World, N.A. ("Sun World"). As of September 30, 1995, Sun World had assets of approximately $130 million and deposits of approximately $110 million. The purchase price approximated $16 million, payable in cash.

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ITEM 7. EXHIBITS.

     The following exhibits are filed herewith:


Exhibit No.      Description of Exhibit
-----------      ----------------------

99.1 Press Release dated January 16, 1996 with respect to the Registrant's financial results for the fiscal year ended December
                 31, 1995.

99.2 Press Release dated January 9, 1996 with respect to the Registrant's acquisition of Bank South Corporation.

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                               	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NATIONSBANK CORPORATION

                                          By: /s/ Marc D. Oken
                                              -------------------
                                              Marc D. Oken
                                              Chief Accounting Officer



Dated:  February 1, 1996

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                              EXHIBIT INDEX



Exhibit No.      Description of Exhibit
-----------      ----------------------

99.1             Press Release dated January 16, 1996
                 with respect to the Registrant's
                 financial results for the fiscal year
                 ended December 31, 1995.

99.2             Press Release dated January 9, 1996
                 with respect to the Registrant's
                 acquisition of Bank South
                 Corporation.


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